Exhibit 99.2
EXECUTION COPY
TENDER AND SUPPORT AGREEMENT
          This TENDER AND SUPPORT AGREEMENT, dated as of October 8, 2009 (this “Agreement”), is among Kimberly-Clark Corporation , a Delaware corporation (“Parent”), Boxer Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and each of the individuals or entities listed on a signature page hereto (each, a “Stockholder”). Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement and Plan of Merger dated as of the date of this Agreement (the “Merger Agreement”) among Parent, Merger Sub and I-Flow Corporation , a Delaware corporation (the “Company”).
          WHEREAS, each Stockholder beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) shares of common stock of the Company, par value $0.001 per share (“Company Common Stock”);
          WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into the Merger Agreement, a copy of which has been made available to each Stockholder, which provides for, among other things, the making of a tender offer (such offer, as it may be amended from time to time as permitted by the Merger Agreement, the “Offer”) by Merger Sub for all of the outstanding shares of Company Common Stock, together with the associated Rights, and the merger of Merger Sub with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth therein; and
          WHEREAS, as an inducement to and condition to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, Parent has required that each Stockholder enter into this Agreement.
          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, representations, warranties and agreements set forth herein, and intending to be legally bound, the parties hereby agree as follows:
          SECTION 1. Agreement to Tender
     (a) Each Stockholder hereby agrees to validly tender or cause to be tendered in the Offer any and all shares of Company Common Stock currently beneficially owned by such Stockholder (excluding for purposes of this Section 1 any shares of Company Common Stock that are the subject of unexercised Company Stock Options and any Company RSUs) and any additional shares of Company Common Stock with respect to which such Stockholder becomes the beneficial owner (including, without limitation, whether by purchase, by the exercise of Company Stock Options or otherwise) after the date of this Agreement (collectively, but excluding any shares that are disposed of in compliance with Section 7(b), the “Subject Shares”) pursuant to and in accordance with the terms of the Offer no later than five (5) Business Days after the receipt by such Stockholder of all documents or instruments required to be delivered pursuant to the terms of the Offer, including but not limited to the letter of transmittal in the case of certificated Subject Shares. In furtherance of the foregoing, at the time of such tender, each Stockholder shall (i) deliver to the depositary designated in the Offer (the “Depositary”) (A) a letter of transmittal with respect to its Subject Shares complying with the terms of the Offer, (B) a certificate or certificates representing such Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Depositary may reasonably request) in the case of a book-entry transfer of any Subject Shares and (C) all other documents or instruments, to the extent applicable, in the form required to be delivered by the other stockholders of the Company pursuant to the terms of the Offer, and/or (ii) instruct its broker or such other Person that is the holder of record of any Subject Shares to tender such Subject Shares pursuant to and in accordance with the terms of the Offer. Each Stockholder agrees that once its Subject Shares are tendered, such Stockholder will not withdraw or cause to be withdrawn any of such Subject Shares from the Offer, unless and until this Agreement shall have been terminated in accordance with Section 12(d).
     (b) If the Offer is terminated or withdrawn by Merger Sub, or the Merger Agreement is terminated prior to the Acceptance Time, Parent and Merger Sub shall promptly return, and shall cause any depository acting on behalf of Parent and Merger Sub to return, all tendered Shares to the registered holders of the Shares tendered in the Offer (and in connection with the foregoing, Merger Sub shall direct the depository to so return such tendered Shares within three Business Days of any such termination or withdrawal).
          SECTION 2. Documentation and Information. Each Stockholder (i) consents to and authorizes the publication and disclosure by Parent of such Stockholder’s identity and holdings of Subject Shares, the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information, in each case, that Parent reasonably determines is required to be disclosed by applicable Law in any press release, the Offer Documents, the Company Disclosure Documents (including all schedules and documents filed with the SEC) or any other disclosure document in connection with the Offer, the Merger and the material transactions contemplated by the Merger Agreement and (ii) agrees to promptly give to Parent any information it may reasonably require for the preparation of any such disclosure documents. Each Stockholder agrees to promptly notify Parent of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.
          SECTION 3. Voting Agreement.
     (a) Each Stockholder irrevocably and unconditionally agrees that if such Stockholder’s Subject Shares have not been previously accepted for payment pursuant to the Offer, such Stockholder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Company Common Stock, however called (each, a “Company Stockholders Meeting”):
          (i) be present, in person or represented by proxy, or otherwise cause such Stockholder’s Subject Shares to be counted for purposes of determining the presence of a quorum at such meeting (to the fullest extent that such Subject Shares may be counted for quorum purposes under applicable Law); and

          (ii) vote (or cause to be voted) with respect to all such Stockholder’s Subject Shares to the fullest extent that such Subject Shares are entitled to be voted at the time of any vote:
               (A) in favor of (1) the adoption of the Merger Agreement and (2) without limitation of the preceding clause (1), the approval of any proposal to adjourn or postpone the Company Stockholders Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Company Stockholders Meeting is held; and
               (B) against (1) any action (including any amendment to the Company’s certificate of incorporation or bylaws, as in effect on the date hereof), agreement or transaction that would reasonably be expected to frustrate the purposes of, impede, hinder, interfere with, nullify, prevent, delay or adversely affect, in each case in any material respect, the consummation of the transactions contemplated by the Merger Agreement, including the Offer, (2) any Acquisition Proposal and any action in furtherance of any Acquisition Proposal, (3) any merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend, dissolution, liquidation or winding up of or by the Company, or any other extraordinary transaction involving the Company (other than the Merger) and (4) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach, in any material respect, of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement.
     (b) Notwithstanding the foregoing or any contrary provision hereof, and for the purpose of clarification, (i) until the later of the Acceptance Time or the receipt by such Stockholder of the portion of the Merger Consideration to which such Stockholder is entitled in accordance with the terms of the Offer and the Merger Agreement, such Stockholder shall retain all voting and other rights with respect to the Subject Shares, subject to such Stockholder’s voting and other obligations hereunder and (ii) no covenant or agreement herein of such Stockholder, and no action taken or omitted to be taken by such Stockholder pursuant to the terms of this Agreement or the Merger Agreement, is intended, nor shall it be deemed or construed, to constitute the consent or approval of such Stockholder (whether in such Stockholder’s capacity as a stockholder, director or officer of the Company or otherwise) for any purpose under any employment, severance, change-in-control or similar agreement or arrangement to which such Stockholder is a party, including, without limitation, the consent or approval of such Stockholder (whether in such Stockholder’s capacity as a stockholder, director or officer of the Company or otherwise) to (A) any change in the composition of the Board of Directors of the Company that might be deemed to result in a “Change in Control” pursuant to the provisions of Section 3 of the Agreement re: Change of Control, as amended and supplemented, to which such Stockholder and the Company are a party (with respect to each such Stockholder, such Stockholder’s “CIC Agreement”) or (B) any change to the authority, duties, job location or any other matter applicable to such Stockholder in his capacity as an executive, officer or director of the Company that might constitute a “Qualifying Termination” under Section 5(a) of such Stockholder’s CIC Agreement.

          SECTION 4. Irrevocable Proxy. Each Stockholder hereby revokes (or agrees to cause to be revoked) any proxies that it has heretofore granted. Each Stockholder hereby irrevocably appoints Parent as attorney-in-fact and proxy for and on behalf of such Stockholder, for and in the name, place and stead of such Stockholder, to:
     (a) attend any and all Company Stockholder Meetings;
     (b) vote, express consent or dissent or issue instructions to the record holder to vote such Stockholder’s Subject Shares in accordance with the provisions of Section 3 at any and all Company Stockholder Meetings; and
     (c) grant or withhold, or issue instructions to the record holder to grant or withhold, in accordance with the provisions of Section 3, all written consents with respect to the Subject Shares at any and all Company Stockholder Meetings.
     The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of such Stockholder) until the end of the Agreement Period (as defined below) and shall not be terminated by operation of Law or upon the occurrence of any other event other than the termination of this Agreement pursuant to Section 12(d). Each Stockholder authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company. Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with and granted in consideration of and as an inducement to Parent and Merger Sub entering into the Merger Agreement and that such irrevocable proxy is given to secure the obligations of such Stockholder under Section 3 hereof. Parent covenants and agrees with each Stockholder that Parent will exercise the foregoing proxy in accordance with the provisions of Section 3 hereof.
          SECTION 5. Representations and Warranties of Each Stockholder. Each Stockholder, severally but not jointly as to any other Stockholder, represents and warrants to Parent and Merger Sub as follows (it being understood that, except where expressly stated to be given or made as of the date hereof only, the representations and warranties contained in this Agreement shall be made as of the date hereof, as of the Acceptance Time and, if such Stockholder’s Subject Shares have not been previously accepted for payment pursuant to the Offer, as of the date of each Company Stockholders Meeting:
     (a) Organization. If such Stockholder is not an individual, it is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization.
     (b) Authorization. If such Stockholder is not an individual, it has full corporate, limited liability company, partnership or trust power and authority to execute and deliver this Agreement and to perform its obligations hereunder. If such Stockholder is an individual, he has full legal capacity, right and authority to execute and deliver this Agreement and to perform his obligations hereunder. If such Stockholder is not an individual, the execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder. This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding obligation of such Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).
     (c) No Violation.
          (i) The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations hereunder will not, (A) if such Stockholder is not an individual, contravene, conflict with, or result in any violation or breach of any provision of its articles of incorporation, bylaws or similar organizational documents, (B) assuming compliance with the matters referred to in Section 5(c)(ii), contravene, conflict with, or result in a violation or breach of any provision of applicable Law or any judgment, injunction, order or decree of any Governmental Authority with competent jurisdiction or (C) constitute a default, or an event that, with or without notice or lapse of time or both, could become a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which such Stockholder is entitled under any provision of any agreement or other instrument binding upon such Stockholder, except, in the case of clauses (B) and (C), for such matters as would not, individually or in the aggregate, reasonably be expected to prevent, delay, impair or otherwise adversely affect, in each case, in any material respect, the ability of Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.
          (ii) No consent, approval, order, authorization or permit of, or registration, declaration or filing with or notification to, any Governmental Authority or any other Person is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the performance by such Stockholder of such Stockholder’s obligations hereunder, except for the filing with the SEC of any Schedules 13D or 13G or amendments to Schedules 13D or 13G and filings under Section 16 of the 1934 Act as may be required in connection with this Agreement and the transactions contemplated hereby.
     (d) Ownership of Subject Shares. As of the date hereof, such Stockholder is, and (except with respect to any Subject Shares Transferred in accordance with Section 7(b) hereof or accepted for payment pursuant to the Offer) at all times during the Agreement Period will be, the beneficial owner of, and have good and marketable title to, such Stockholder’s Subject Shares with no restrictions on such Stockholder’s rights of disposition pertaining thereto. Other than as provided in this Agreement, Stockholder has, and (except with respect to any Shares Transferred in accordance with Section 7(b)) at all times during the Agreement Period will have, with respect to such Stockholder’s Subject Shares, the sole power, directly or indirectly, to vote, dispose of, exercise and convert, as applicable, such Subject Shares, and to demand or waive any appraisal rights or issue instructions pertaining to such Subject Shares with respect to the matters set forth in this Agreement, in each case with no limitations, qualifications or restrictions on such rights, and, as such, has, and (except with respect to any Shares Transferred in accordance with

Section 7(b)) at all times during the Agreement Period will have, the complete and exclusive power to, directly or indirectly, (A) issue (or cause the issuance of) instructions with respect to the matters set forth in Section 4, (B) agree to all matters set forth in this Agreement and (C) demand and waive appraisal or dissent rights. Except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the number of shares of the Company Common Stock set forth on Schedule A opposite the name of such Stockholder are the only shares of Company Common Stock beneficially owned by such Stockholder on the date of this Agreement. Other than the Subject Shares and any shares of Company Common Stock that are the subject of unexercised Company Stock Options and any Company RSUs held by such Stockholder (the number of which is set forth opposite the name of such Stockholder on Schedule A), such Stockholder does not own any shares of Company Common Stock or any options to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no interest in or voting rights with respect to any securities of the Company. Except as provided in this Agreement, there are no agreements or arrangements of any kind, contingent or otherwise, to which such Stockholder is a party obligating Stockholder to Transfer or cause to be Transferred, any of such Stockholder’s Subject Shares. Except pursuant to this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares.
     (e) No Other Proxies. None of such Stockholder’s Subject Shares are subject to any voting agreement or proxy on the date of this Agreement, except pursuant to this Agreement.
     (f) Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of such Stockholder, threatened against or otherwise affecting, such Stockholder or any of its or his properties or assets (including such Stockholder’s Subject Shares) that could reasonably be expected to impair in any material respect the ability of such Stockholder to perform its or his obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
     (g) Opportunity to Review; Reliance. Such Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of its own choosing. Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.
     (h) Finders’ Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Sub or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder in its or his capacity as such.
          SECTION 6. Representations and Warranties of Parent and Merger Sub. Each of Parent and Merger Sub hereby, severally and not jointly, represent and warrant to each Stockholder, as of the date hereof, as of the date of each Company Stockholders Meeting and as of the Acceptance Time, that (a) such party has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (b) the execution, delivery and performance by such party of this Agreement and the consummation by such party of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such party and (c) this Agreement constitutes a valid and legally binding obligation of such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).
          SECTION 7. No Proxies for or Liens on Subject Shares.
     (a) Except pursuant to the terms of this Agreement, during the Agreement Period, no Stockholder shall (nor permit any Person under such Stockholder’s control to), without the prior written consent of Parent, directly or indirectly, (i) grant any proxies, powers of attorney, rights of first offer or refusal, or enter into any voting trust or voting agreement or arrangement with respect to any Subject Shares, (ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate or otherwise dispose of (including by gift) (each, a “Transfer”) any Subject Shares, (iii) otherwise permit any Liens to be created on any Subject Shares, or (iv) enter into any contract, agreement, option, instrument or other arrangement or understanding with respect to the direct or indirect Transfer of any Subject Shares. No Stockholder shall, and shall not permit any Person under such Stockholder’s control or any of its or their respective representatives to, seek or solicit any such Transfer or any such contract, agreement, option, instrument or other arrangement or understanding. Without limiting the foregoing, Stockholder shall not take any other action that would in any way restrict, limit or interfere in any material respect with the performance of Stockholder’s obligations hereunder or the transactions contemplated by the Merger Agreement.
     (b) Notwithstanding the foregoing, each Stockholder shall have the right to Transfer all or any portion of its or his Subject Shares to a Permitted Transferee of such Stockholder if and only if such Permitted Transferee shall have agreed in writing, in a manner reasonably acceptable in form and substance to Parent, (i) to accept such Subject Shares subject to the terms and conditions of this Agreement and (ii) to be bound by this Agreement and to agree and acknowledge that such Person shall constitute a Stockholder for all purposes of this Agreement. “Permitted Transferee” means, with respect to any Stockholder, (A) any other Stockholder, (B) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild of such Stockholder, (C) any trust, the trustees of which include only the Persons named in clauses (A) or (B) and the beneficiaries of which include only the Persons named in clauses (A) or (B), (D) any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Persons named in clauses (A) or (B), or (E) if such Stockholder is a trust, the beneficiary or beneficiaries authorized or entitled to receive distributions from such trust.
     (c) Each Stockholder hereby authorizes Parent and Merger Sub to direct the Company to impose stop orders to prevent the Transfer of any Subject Shares on the books of the Company in violation of this Agreement.

          SECTION 8. Waiver of Appraisal Rights. Each Stockholder hereby irrevocably waives any and all rights he or it may have as to appraisal, dissent or any similar or related matter with respect to any of such Stockholder’s Subject Shares that may arise with respect to the Merger or any of the transactions contemplated by the Merger Agreement, including, without limitation, under Section 262 of the DGCL.
          SECTION 9. Notices of Certain Events. Each Stockholder shall notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of such Stockholder set forth in Section 5.
          SECTION 10. Further Assurances. Parent and each Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform their respective obligations under this Agreement.
          SECTION 11. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of a stock split, reverse stock split, recapitalization, combination, reclassification, readjustment, exchange of shares or the like, the term “Subject Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in the transaction.
          SECTION 12. Miscellaneous.
     (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, (ii) on the first (1st) Business Day following the date of dispatch if delivered utilizing a next-day service by a nationally recognized next-day commercial courier or (iii) on the earlier of confirmed receipt or the fifth (5th) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
If to Parent or Merger Sub, to:
Kimberly-Clark Corporation
P.O. Box 619100
Dallas, Texas 75261
Attention: John R. Adams
                 John W. Wesley
Facsimile: (972) 281-1758

with a copy (which shall not constitute notice) to:
Sidley Austin LLP
One South Dearborn
Chicago, Illinois 60603
Attention: Imad I. Qasim, Esq.
                 Matthew G. McQueen, Esq.
Facsimile: (312) 853-7036
     (ii) If to a Stockholder, to his, her or its address set forth on a signature page hereto, with a copy to:
Gibson, Dunn & Crutcher LLP
3161 Michelson Drive, Suite 1200
Irvine, California 92612
Attention: Mark W. Shurtleff, Esq.
                 Terrence R. Allen, Esq.
Facsimile: (949) 451-4220
     (b) Amendment and Waivers.
          (i) Any provision of this Agreement may be amended or waived during the Agreement Period if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.
          (ii) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
     (c) Binding Effect; Benefit; Assignment.
          (i) The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.
          (ii) Neither any Stockholder, on the one hand, nor Parent or Merger Sub, on the other hand, may assign this Agreement or any of his or its rights, interests or obligations hereunder (whether by operation of Law or otherwise) without the prior written approval of Parent or such Stockholder, as applicable, except that each of Parent and Merger Sub may transfer or assign their respective rights and obligations under this Agreement, in whole or from time to time in part, to one or more of their respective Affiliates at any time; provided that such transfer or assignment shall not relieve such Person of its obligations under this Agreement.
     (d) Termination. This Agreement shall automatically terminate and become void and of no further force or effect on the earliest to occur of (i) the Effective Time, (ii) the termination of this Agreement by written notice from Parent to the Stockholders, (iii) the occurrence of an Adverse Recommendation Change, (iv) the termination, or modification in a manner adverse to the stockholders of the Company, of the Offer and (v) the termination of the Merger Agreement in accordance with its terms (the period from the date hereof through such time being referred to as the “Agreement Period”); provided that (A) Sections 12(a), 12(b), 12(e), 12(h) and 12(n) shall survive such termination and (B) no such termination shall relieve or release any Stockholder, Parent or Merger Sub from any obligations or liabilities arising out of his or its breach of this Agreement prior to its termination.
     (e) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
          (i) This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.
          (ii) The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, in any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
          (iii) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(e)(iii).
     (f) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
     (g) Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.
     (h) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by or on behalf of the party incurring such cost or expense, whether or not the transactions contemplated by this Agreement are consummated.
     (i) Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
     (j) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.
     (k) Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.
     (l) Interpretation. Any reference to any national, state, local or foreign Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. When a reference is made in this Agreement to Sections or Schedules, such reference shall be to a Section of or Schedule to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” In this Agreement, the Stockholder of any Company Common Stock held in trust shall be deemed to be the relevant trust and/or the trustees thereof acting in their capacities as such trustees, in each case as the context may require, including for purposes of such trustees’ representations and warranties as to the proper organization of the trust, their power and authority as trustees and the non-contravention of the trust’s governing instruments.

     (m) No Presumption. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.
     (n) Obligations. The obligations of each Stockholder under this Agreement are several and not joint, and no Stockholder shall have any liability or obligation under this Agreement for any breach hereunder by any other Stockholder.
     (o) Stockholder Capacity. Each Stockholder is signing and entering this Agreement solely in his capacity as the beneficial owner of Subject Shares, and nothing herein shall limit or affect in any way any actions that may be hereafter taken by him in his capacity as an employee, officer or director of the Company or any Subsidiary of the Company.
     (p) Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time.
     (q) Further Assurances. This paragraph shall apply only with respect to the Stockholder or Stockholders identified on Schedule A as being subject to this subparagraph (q). Notwithstanding any other term or provision of this Agreement:
     (i) the undersigned Stockholder has disclosed to Parent and Merger Sub, and each of Parent and Merger Sub acknowledges, that, as of the date of this Agreement, the Subject Shares are subject to a pledge, security and/or margin or similar agreement or agreements that provide for a security interest or lien on the Subject Shares in favor of a third party or third parties and/or impose certain restrictions, prohibitions and obligations with respect to the transfer, voting and/or disposition of the Subject Shares (collectively, the “Pledge Arrangements”), which Pledge Arrangements may materially conflict with the representations, warranties, covenants and/or agreements of such Stockholder under this Agreement;
     (ii) Each of Parent and Merger Sub agrees that none of the existence of the Pledge Arrangements, the effect thereof on any aspect or character of the Subject Shares, the operation or effectiveness of the Pledge Arrangements, nor the compliance by the undersigned Stockholder with the terms and provisions of the Pledge Arrangements shall, in any case, be deemed or construed to constitute a breach by such Stockholder of its representations, warranties, covenants or agreements hereunder; and
          (iii) such Stockholder shall use commercially reasonable efforts to enable the timely achievement of the voting and tendering objectives contemplated under this Agreement with respect to the Subject Shares.
[The next page is the signature page]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Kimberly-Clark Corporation

By:	/s/ Joanne B. Bauer
Name:	Joanne B. Bauer
Title:	President — Kimberly-Clark Healthcare

Boxer Acquisition, Inc.

By:	/s/ Joanne B. Bauer
Name:	Joanne B. Bauer
Title:	President and Chief Executive Officer
[Stockholder signatures begin on the next page]

STOCKHOLDER

     /s/ Donald M. Earhart
Name: Donald M. Earhart
Address:
          C/O I-Flow Corporation
          20202 Windrow Drive
          Lake Forest, CA 92630
          Attention: Chairman and Chief
          Executive Officer
          Facsimile: (949) 206-2600

STOCKHOLDER

     /s/ James R. Talevich
Name: James R. Talevich
Address:
          C/O I-Flow Corporation
          20202 Windrow Drive
          Lake Forest, CA 92630
          Attention: Chairman and Chief
          Executive Officer
          Facsimile: (949) 206-2600

STOCKHOLDER

     /s/ James J. Dal Porto
Name: James J. Dal Porto
Address:
          C/O I-Flow Corporation
          20202 Windrow Drive
          Lake Forest, CA 92630
          Attention: Chairman and Chief
          Executive Officer
          Facsimile: (949) 206-2600

STOCKHOLDER

     /s/ John H. Abeles
Name: John H. Abeles
Address:
          C/O I-Flow Corporation
          20202 Windrow Drive
          Lake Forest, CA 92630
          Attention: Chairman and Chief
          Executive Officer
          Facsimile: (949) 206-2600

STOCKHOLDER

     /s/ Jack H. Halperin
Name: Jack H. Halperin
Address:
          C/O I-Flow Corporation
          20202 Windrow Drive
          Lake Forest, CA 92630
          Attention: Chairman and Chief
          Executive Officer
          Facsimile: (949) 206-2600

STOCKHOLDER

     /s/ Joel S. Kanter
Name: Joel S. Kanter
Address:
          C/O I-Flow Corporation
          20202 Windrow Drive
          Lake Forest, CA 92630
          Attention: Chairman and Chief
          Executive Officer
          Facsimile: (949) 206-2600

STOCKHOLDER

     /s/ Erik H. Loudon
Name: Erik H. Loudon
Address:
          C/O I-Flow Corporation
          20202 Windrow Drive
          Lake Forest, CA 92630
          Attention: Chairman and Chief
          Executive Officer
          Facsimile: (949) 206-2600

STOCKHOLDER

     /s/ Henry T. Tai
Name: Henry T. Tai
Address:
          C/O I-Flow Corporation
          20202 Windrow Drive
          Lake Forest, CA 92630
          Attention: Chairman and Chief
          Executive Officer
          Facsimile: (949) 206-2600

SCHEDULE A
Ownership of Company Common Stock

					Indicate by
		Number of			“X” whether
	Number of	Shares Subject			Stockholder
	Shares	to Unexercised	Number of	Number of	is subject to
	Beneficially	Company	Company	Subject	subparagraph
Name	Owned	Stock Options	RSUs	Shares	(q)
Donald M. Earhart (1)	946,904	681,914	0	1,628,818
James R. Talevich (2)	114,707	50,000	0	164,707
James J. Dal Porto (3)	311,649	80,000	0	391,649
John H. Abeles (4)	337,500	10,000	0	347,500
Jack H. Halperin (5)	28,000	10,000	0	38,000
Joel S. Kanter (6)	77,893	10,000	0	87,893	X
Erik H. Loudon (7)	19,000	10,000	0	29,000	X
Henry T. Tai (8)	299,140	10,000	0	309,140	X

(1)	“Number of Shares Beneficially Owned” includes 111,525 shares of unvested restricted stock and 33,473 shares of common stock held of record by Mr. Earhart’s spouse.

(2)	“Number of Shares Beneficially Owned” includes 37,176 shares of unvested restricted stock.

(3)	“Number of Shares Beneficially Owned” includes 74,351 shares of unvested restricted stock.

(4)	“Number of Shares Beneficially Owned” includes 5,000 shares of unvested restricted stock and 322,500 shares of common stock held of record by Northlea Partners, Ltd., a limited partnership, of which Dr. Abeles is a general partner (as to which Dr. Abeles disclaims beneficial ownership except to the extent of his pecuniary interest therein).

(5)	“Number of Shares Beneficially Owned” includes 5,000 shares of unvested restricted stock.

(6)	“Number of Shares Beneficially Owned” includes 5,000 shares of unvested restricted stock, 1,000 shares of common stock held of record by Mr. Kanter’s spouse and 41,893 shares of common stock held of record by Windy City, Inc., a Delaware corporation (“Windy City”), of which Mr. Kanter is the President and a member of the board of directors. Mr. Kanter has voting and dispositive power as to shares of common stock held by Windy City. Mr. Kanter disclaims any and all beneficial ownership of securities held by Windy City.

(7)	“Number of Shares Beneficially Owned” includes 5,000 shares of unvested restricted stock.

(8)	“Number of Shares Beneficially Owned” includes 5,000 shares of unvested restricted stock and 640 shares of common stock held of record by Dr. Tai’s spouse.